Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tremisis Energy Acquisition Corporation II (the “Company”) on Form 10-K for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 30, 2009

/s/ Sang-Chul Kim
	Name:	Sang-Chul Kim
	Title:	Chairman and Co-Chief Executive Officer (Principal Executive Officer)
Date: March 30, 2009
/s/ Ronald D. Ormand
	Name:	Ronald D. Ormand
	Title:	Co-Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)